                                                                   Exhibit 10.18

                           STOCK PURCHASE AGREEMENT

                            DATED OCTOBER 29, 1991

                                    BETWEEN

                    INFORMATION MANAGEMENT ASSOCIATES, INC.

                                      AND

                          WAND/IMA INVESTMENTS, L.P.

                           STOCK PURCHASE AGREEMENT
                           ------------------------


          STOCK PURCHASE AGREEMENT dated as of October 29, 1991 by and among WAND/IMA INVESTMENTS, L.P. (the "Purchaser"), and INFORMATION MANAGEMENT ASSOCIATES, INC. (the "Company").

          WHEREAS, Purchaser is currently the holder of (i) 13,228 shares of the company's Common Stock, no par value ("Common Stock"), (ii) a warrant entitling the Purchaser to purchase 16,667 shares of Common Stock at an exercise price of $9.00 per share (the "Base Warrant"), (iii) a warrant entitling the Purchaser to purchase up to 10% of the Company's outstanding Common Stock (on a fully diluted basis) in the event of the occurrence of certain contingencies at an exercise price of $9.00 per share (the "Special Warrant"), and (iv) the Company's 15% Senior Subordinated Note in the original principal amount of $1,600,000 (the "Original Note"); and

          WHEREAS, the Purchaser is purchasing pursuant to this Agreement 29,632 newly issued shares of Common Stock on the terms and conditions set forth herein; and

          WHEREAS, the Purchaser is exercising the Base Warrant in full on the date hereof and $150,003 principal amount of the Original Note shall be applied to payment of the purchase price for the shares issued pursuant thereto; and

          WHEREAS, pursuant to an Exchange and Note Modification Agreement and Amendment to Note and Warrant Purchase Agreement, dated the date hereof (the "Exchange Agreement") between Purchaser and the Company, the Company will issue to Purchaser a new warrant (the "New Warrant") entitling the Purchaser to purchase 14,812 shares of Common Stock at a purchase price of $9.00 per share and containing such other terms and conditions as set forth therein, in consideration of the surrender by the Purchaser of the Special Warrant for cancellation and the reduction of the principal amount of the Original Note by $449,997; and

          WHEREAS, the Company is issuing to Wand Partners Inc. ("WPI") on the date hereof an additional warrant (the "Additional Warrant") entitling WPI to purchase 2,068 shares of Common Stock at a purchase price of $30.00 per share and containing such other terms and conditions as are set forth therein, in consideration of management and advisory services; and

          WHEREAS, immediately following the sale of the shares contemplated hereby and the transactions contemplated in the Exchange Agreement, the Company is (i) purchasing substantially all of the assets of Coffman Systems Inc. ("CSI") pursuant to an Asset Purchase Agreement, dated October 29, 1991 (the "CSI Asset Purchase Agreement") among the Company, CSI, James H. Coffman, Jr. and JHC

Enterprises, Inc. and (ii) purchasing substantially all of the assets of Consumer Relations Technology, Inc. ("CRT") pursuant to an Asset Purchase Agreement, dated October 29, 1991 (the "CRT Asset Purchase Agreement") among the Company, CRT, James H. Coffman, Jr. and Frank M. Rubin; and

          WHEREAS, in connection with the transactions described above, the Original Note will be amended to reduce the interest rate thereon from 15% per annum to 12% per annum and to change the principal repayment schedule therein all as set forth in a 12% Senior Subordinated Note of even date herewith in the principal amount of $1,000,000 (the "Amended Note").

          NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:


ARTICLE 1.    TRANSFER OF SHARES AND RELATED MATTERS
----------    --------------------------------------

          1.1 The Sale. Subject to the terms and conditions of this Agreement,
              --------
the Company hereby agrees to issue and sell to the Purchaser, and the Purchaser hereby agrees to purchase from the Company, on the date of the Closing (as hereinafter defined), 29,632 newly issued shares (the "Shares") of the common stock, no par value, of the Company ("Common Stock") free and clear of all liens, claims, liabilities, restrictions or other encumbrances at a purchase price of $50.62 per share (the "Purchase Price").

          1.2 Delivery of Shares. On the Closing Date (as hereinafter defined),
              ------------------
the Company will deliver to the Purchaser, against payment of the Purchase Price, certificates representing the Shares.

ARTICLE 2.    CLOSING
----------    -------

          The closing for the consummation of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of LeBoeuf, Lamb, Leiby & MacRae, 520 Madison Avenue, New York, New York, at 10:00 a.m. on October 29, 1991 or at such other time or place as the parties hereto shall mutually agree (the "Closing Date").

ARTICLE 3.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY
----------    ---------------------------------------------

          The Company hereby represents and warrants to the Purchaser as follows:

          3.1 Authority and Validity. The execution, delivery and performance of
              ----------------------
this Agreement and the consummation of all the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly and validly executed and delivered by the Company and is the valid and binding obligation of the Company, enforceable in accordance with its terms, except as such enforcement may be affected or limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by applicable principles of equitable remedies. Neither the execution, delivery and performance of this Agreement, nor the consummation of the transactions contemplated hereby or compliance by the Company with any of the provisions hereof will (i) conflict with or result in a breach of any material provision of its Charter or By-laws; (ii) violate or conflict with the terms of any material agreement to which the Company is a party or by which it is bound; or (iii) violate any law, statute, rule or regulation or judgement, order, writ, injunction or decree of any court, administrative agency or governmental body applicable to Company.

          3.2 Organization and Standing; Certificate of Incorporation and
              -----------------------------------------------------------
Bylaws. The Company is a corporation duly organized and existing under the laws
------
of the State of Connecticut and is in good standing under such laws. The Company has requisite corporate power and authority to own, lease and operate its properties and assets, and to carry on its business as presently conducted. The Company has all requisite corporate power and authority to enter into and perform all of its obligations under this Agreement.

          3.3 Subsidiaries. On the date hereof, the Company has no subsidiaries.
              ------------

          3.4 Qualification. Attached as Schedule 3.4 is a true and complete
              -------------
list of all jurisdictions in which the Company is duly qualified as a foreign corporation authorized to do business, or has a pending application for such qualification. The Company is in good standing in each such jurisdiction in which it is so qualified. The jurisdictions identified in Exhibit 3.4 are the only jurisdictions in which the nature of the Company's activities or the character of the properties it owns or leases makes such qualification necessary, other than those jurisdictions in which the failure to be so qualified would not have a material adverse effect on the financial condition, assets, liabilities (absolute, accrued, contingent or otherwise), reserves, business, operations or prospects of the Company.

          3.5 Capitalization. The authorized capital stock of the Company is
              --------------
500,000 shares of common stock, of which 113,228 shares are issued and outstanding. Upon consummation of the sale to Purchaser of 29,632 shares of Common Stock hereunder and after giving effect to (i) the issuance of 16,667 shares of Common Stock pursuant to exercise of the Base Warrant, (ii) the issuance of 2,672 shares of Common Stock to CSI in connection with the purchase of the assets of CSI pursuant to the CSI Asset Purchase Agreement, and (iii) the issuance of 1,283 shares to Thomas Pedersen pursuant to a Non-Competition Agreement of even date herewith, the Company will have 163,482 shares of Common Stock issued and outstanding and held by the persons identified in EXHIBIT A attached hereto.
                             ---------
Except for (i) such outstanding shares, (ii) the shares of Common Stock issuable upon exercise of the New Warrant, held by Purchaser, (iii) the shares of Common Stock issuable upon the exercise of outstanding common stock purchase warrants, dated December 21, 1990 held by Thomas F. Hill (the "Hill Warrant"), (iv) the shares of Common Stock issuable upon exercise of the Additional Warrant, and (v) stock options covering an aggregate of 11,593 shares of Common Stock held by James H. Coffman, Jr., Frank Rubin, Daniel Riscalla, Carl Boland, Robert Geisman, Alan Buchalter and Craig Lund, the Company has no issued or outstanding shares of capital stock or securities convertible or exchangeable into, or outstanding stock purchase warrants or other options or rights to purchase shares of its capital stock or other equity securities. All issued and outstanding shares have been duly authorized and validly issued, are fully paid and non-assessable. When authorized and issued, the Shares will not be subject to any pre-emptive rights or rights of first refusal. The Shares, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and non-assessable and will be free of any liens or encumbrances; provided, however, that the Shares will be subject to restrictions on transfer imposed under applicable state and federal securities laws. The Company has reserved 19,261 shares of Common Stock for issuance pursuant to the New Warrant, the Additional Warrant and the Hill Warrant.

          3.6 Capital Stock and Related Matters. Except as described in Section
              ---------------------------------
3.5 and EXHIBIT A attached hereto, the Company has no outstanding securities
        ---------
convertible into or exchangeable for any shares of its capital stock, or any outstanding rights (either preemptive or other) to subscribe for or to purchase, or any outstanding options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any outstanding calls, commitments or claims of any character relating to, any capital stock or any stock or securities convertible into or exchangeable for any capital stock of the Company. Except as provided in the Warrants, the Company is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any convertible securities, rights or options of the type described in the preceding sentence. The Company is not a party to, and does not have knowledge of, any agreement, except as set forth in this Agreement, the Letter Agreement, dated December 21, 1990, among the

Company, the Purchaser and certain shareholders of the Company, the Warrants, the Amended and Restated Shareholders' Agreement, dated as of October 29, 1991 (the "Shareholders' Agreement"), among the Company and certain shareholders of the Company identified in EXHIBIT A attached thereto, the Restricted Stock Award
                          ---------
Agreements dated December 21, 1990 between the Company and Joseph LeMay and the Company and Paul Schmidt, the Company's 1991 Stock Option Plan and the stock option agreements, each dated October 29, 1991, between the Company and James H. Coffman, Jr., Frank Rubin, Daniel Riscalla, Carl Boland, Robert Geisman, Alan Buchalter and Carl Lund restricting the voting or transfer of any shares of the Company's capital stock. The Company is not required to file, nor has it filed, pursuant to Section 12 of the Exchange Act, a registration statement relating to any class of equity securities, provided, however, that under the Warrants and a
                                --------  -------
Stock Purchase Agreement, dated September 4, 1991 between the Company and Purchaser, certain holders of Common Stock and certain holders of Warrants have been granted registration rights.

          3.7 Indebtedness of the Company. EXHIBIT B correctly describes all
              ---------------------------  ---------
secured and unsecured Indebtedness of the Company outstanding, or for which the Company has commitments, on the date of this Agreement. The Company is not in default with respect to any Indebtedness or any instrument or agreement relating thereto.

          3.8 Disclosure. Neither this Agreement, the Exhibits hereto, nor the
              ----------
officers' certificates delivered in connection with the Closing contains (in each case, as of its date) any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading.

          3.9 Intellectual Property. The Company owns or has valid rights to use
              ---------------------
all Intellectual Property Rights used in or necessary to conduct the Company's business as heretofore conducted or planned to be conducted in the foreseeable future, including, without limitation, all Intellectual Property Rights in or relating to the so called "Telemar" software and all integrated software modules in connection therewith, e.g., Voice Modules ("Simple Dial", Intellectual Dial",
                         ----
"Call Router" and "Call Manager"), Base Modules ("Account Management" and "Scripting"), Data Modules ("Order Entry", "Mail Management", "Lead Management", "Sales Management", "Application Generation" and "Telemar PC"), and Common Features ("Telewriter", "Teleprompt" and "Teletext"). EXHIBIT C sets forth a
                                                      ---------
complete and accurate list of all registered trademarks and copyrights which the Company owns or is licensed to use and all material License Agreements. The Company owns no Patents. The Company is the sole and exclusive legal, beneficial and record owner of all Copyrights and Trademarks specified on EXHIBIT C as well
                                                               ---------
as all other material Intellectual Property

Rights used in or necessary to conduct the Company's business, free and clear of all liens, claims, charges and encumbrances and free and clear of all licenses to third parties other than licenses to customers in the ordinary course of business. To the knowledge of the Company, all License Agreements are valid and binding obligations of the parties thereto. The Copyright listed on EXHIBIT C
                                                                    ---------
relating to the TELEMAR computer software, and the Copyright in the documentation related thereto, is a valid and subsisting United States Copyright and is registered in the United States Copyright Office. To the Company's knowledge, all the Company's material intellectual property rights (including those relating to the computer programs, data bases and related documentation) are valid and enforceable, are subsisting, none are subject to any interference, opposition, office action, cancellation or other similar proceeding and all fees have been timely paid. There are no claims pending or, to the best of the Company's knowledge, threatened, before any court or governmental agency relating to the validity, enforceability, or the Company's rights to own or use any Intellectual Property Rights (including, without limitation, those relating to any of the computer programs, data bases or related documentation) or alleging that the conduct of the Company's business infringes upon or constitutes an unauthorized use of the Intellectual Property Rights of any third party and, to the best of the Company's knowledge, there is no valid basis for any such claims. To the best of the Company's knowledge, there are no material infringements or unauthorized uses of any Intellectual Property Rights owned by or licensed to the Company (including, without limitation, those in the programs, data bases and related documentation) and no material breaches of any License Agreements. The Company has taken reasonable security measures to protect the secrecy and confidentiality of the source code, proprietary screen displays and documentation relating to the TELEMAR computer programs and databases and in all other material proprietary Know-How and Technical Information owned by or licensed to the Company. Except as set forth on EXHIBIT
                                                                        -------
C, the Company customarily employs proper statutory notice of registration in
-
connection with registered Trademarks owned by or licensed to the Company and places appropriate copyright notices on all material computer programs, data bases, related documentation, and other material Copyrights owned by the Company. The Company has not entered into any consent, forbearance to sue, or settlement agreement with any Person relating to any Intellectual Property Rights (including but not limited to those in the computer programs, data bases and documentation related thereto) or to those of any third party, except as set forth on EXHIBIT C. The consummation of the transactions contemplated by this
         ---------
Agreement will not result in the loss or impairment of any material Intellectual Property Rights (including but not limited to those in any computer programs, data bases and documentation related thereto) or the Company's ownership or right to use the same or result in a breach of any License Agreement.

          3.10 Environmental Matters. The Company is in compliance with the
               ---------------------
provisions of all federal, state and local laws relating to pollution or protection of the environment applicable to it or to real property owned or leased by it or to the ownership, use, operation or occupancy thereof, except for violations or liabilities which individually or in the aggregate could not reasonably be expected to have a material adverse effect on the Company. Neither the Company nor any Person has engaged in any activity in violation of any provision of any federal, state or local law relating to pollution or protection of the environment, which violation could reasonably be expected to have a material adverse effect on the Company. The Company has no liability, absolute or contingent, under any federal, state or local law relating to pollution or protection of the environment, except for liabilities which individually or in the aggregate could not reasonably be expected to have a material adverse effect on the Company.

          3.11 Financial Statements. The audited combined balance sheet and
               --------------------
related statement of operations of the Company and Information Management Associates, a general partnership (the "Partnership") as of December 31, 1990 and the unaudited combined balance sheet and related statement of operations of the Company and the Partnership as of July 31, 1991 (collectively, the "Financial Statements") fairly present the Company's and the Partnership's assets, liabilities, financial position and results of operations on a combined basis as of the respective dates of such statements and for the periods then ended, and were prepared in accordance with generally accepted accounting principles, consistently applied (subject, in the case of interim statements, to normal year-end adjustments). As of the date of this Agreement, there is no fact (other than any matters of a general economic or political nature which do not affect the Company uniquely) known to the Company which materially adversely affects or in the future may (so far as the Company can now reasonably foresee) materially adversely affect the financial condition, assets, liabilities (absolute, accrued, contingent or otherwise), reserves, business operations or prospects of the Company which has not been set forth in this Agreement or the Exhibits hereto.

          3.12 Changes. Except as set forth in Schedule 3.12 hereto, since July
               -------
31, 1991, there has not been:

          (a) any change in the Company's assets, liabilities, condition (financial or otherwise) or business which individually or in the aggregate is materially adverse to the Company, or which is not in the ordinary course of business;

          (b) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the Company's business or assets or other properties;

          (c) any issuance or sale by the Company of any shares of its capital stock or other securities; and

          (d) any other event or condition which has materially and adversely affected the Company's business.

          3.13 Litigation, Etc. There is no litigation or government
               ---------------
investigation or proceeding either existing, pending or, to the Company's knowledge, threatened against the Company or affecting any of the Company's properties or assets, in any court or before or by any federal, state, municipal or other governmental authority, or which affects this Agreement or any action taken or to be taken by the Company hereunder.

          3.14 Compliance with Other Instruments, etc. The Company is not in
               --------------------------------------
violation of any term of its Certificate of Incorporation or By-Laws, and the Company is not in violation of any term of any agreement or instrument to which it is a party or by which it is bound or any term of any applicable law, ordinance, rule or regulation of any governmental authority or any term of any applicable order, judgment or decree of any court, arbitrator or governmental authority, the consequences of which violation could reasonably be expected to have a material adverse effect on the financial condition, assets, liabilities (absolute, accrued, contingent or otherwise), reserves, business, operations or prospects of the Company.

          3.15 Use of Proceeds. The Company will use the proceeds from the sale
               ---------------
of the Common Stock to fund the business and operations acquired from Coffman Systems, Inc. and Consumer Relations Technology, Inc. The Company will use any remaining portion of such proceeds for general corporate purposes.

          3.16 No Violations of Securities Laws. Subject to the accuracy of the
               --------------------------------
Purchaser's representations in Section 4 hereof, the offer and sale of the Shares hereunder is and will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 (the "Act") and is and will be exempt from the registration, permit or qualification requirements of all applicable state securities laws or such requirements have been or will be satisfied. The Company has not offered or sold the Shares to anyone other than the Purchaser. Neither the Company nor any person acting on its behalf has taken any action which would require the registration of the Shares under Section 5 of the Act, including, without limitation, engaging in any form of general solicitation.

          3.17 Brokers or Finders Fees, Etc. No agent, broker, investment
               ----------------------------
banker, person or firm acting on behalf of the Company or under its authority is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with the sale of the Shares contemplated hereby.

ARTICLE 4.     REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
----------     -----------------------------------------------

          The Purchaser hereby represents and warrants to the Company as follows:

          4.1  Investment. The Purchaser is acquiring the Shares for investment
               ----------
for its own account and not with a view to, or for resale in connection with, any distribution thereof. The Purchaser understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act") by reason of a specific exemption from the registration provisions of the Act which depends upon, among other things, the bona fide nature of the Purchaser's investment intent as expressed herein.

          4.2  Resale. The Purchaser acknowledges that the Shares must be held
               ------
indefinitely unless the Shares are subsequently registered under the Act or an exemption from such registration is available. Each certificate representing (i) the Shares, and (ii) any other securities issued in respect of the Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by law) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws, rules or regulations):

          THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT EXCEPT PURSUANT TO AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

          4.3  Accredited Investor. The Purchaser is an "accredited investor" as
               -------------------
that term is used in Rule 501 promulgated under the Act.

ARTICLE 5.    CONDITIONS TO OBLIGATIONS OF THE PURCHASER
----------    ------------------------------------------

          The obligations of the Purchaser to perform this Agreement are subject to the satisfaction of the following conditions unless waived by the Purchaser:

          5.1 Opinion of Counsel. You shall have received a favorable opinion,
              ------------------
addressed to you, dated the date of Closing and satisfactory in substance and form to you, from LeBoeuf, Lamb, Leiby & MacRae, special counsel for the Company, substantially in the form set forth in EXHIBIT D and covering such
                                                ---------
matters incident to the transactions contemplated by this Agreement as you or your counsel may reasonably request.

          5.2 Representations. The representations made by the Company in
              ---------------
Section 3 hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date.

          5.3 Authorization. All action necessary to authorize the execution,
              -------------
delivery and performance of this Agreement and the consummation of the transactions contemplated hereby shall have been duly and validly taken by the Company and the Company shall have full power and right to consummate the transactions contemplated hereby.

          5.4 Acceptance by Counsel to the Purchaser. The form and substance of
              --------------------------------------
all legal matters contemplated hereby and of all papers delivered hereunder shall be acceptable to counsel to the Purchaser.

          5.5 Government Consents, Authorizations, Etc. All consents,
              ----------------------------------------
authorizations, orders or approvals of, and filings or registrations with, any federal, state, local or foreign governmental commission, board or other regulatory body which are required for or in connection with the execution, delivery and performance of this Agreement by the Company, and the consummation of the transactions contemplated hereby shall have been duly obtained or made.

          5.6 No Litigation or Legislation. No federal, state, local or foreign
              ----------------------------
statute, rule or regulation shall have been enacted or litigation, proceeding, government inquiry or investigation commenced or threatened which prohibits, restricts or delays the consummation of the transactions contemplated by this Agreement or any of the conditions to the consummation of such transactions or adversely affects the desirability of consummating the transactions contemplated hereby.

          5.7   No Material Adverse Change. In the judgment of Purchaser, (a) no
                --------------------------
material adverse change shall have occurred in the financial condition, assets, liabilities (absolute, accrued, contingent or otherwise), reserves, business, operations or prospects of the Company since December 31, 1990, and (b) on the Closing Date the financial condition, assets, liabilities (absolute, accrued, contingent or otherwise), other than (x) changes which have not been, either in any case or in the aggregate, materially adverse to the Company, and (y) any matters of a general economic or political nature which do not affect the Company uniquely.

          5.8   Consents and Permits. The Company shall have received all
                --------------------
consents, permits and other authorizations, and made all such filings and declarations, as may be required pursuant to any law, statute, regulation or rule (federal, state, local or foreign) in connection with the transactions contemplated by this Agreement, or as may be required pursuant to any agreement, order or decree to which the Company is a party or to which it is subject, in connection with the transactions contemplated by this Agreement. The Company shall have provided copies to you of all such consents, permits, authorizations, filings and declarations.

          5.9   Warrants. The New Warrant and the Additional Warrant shall have
                --------
been duly issued and delivered to Purchaser and WPI, respectively.

          5.10  Exchange and Note Modification Agreement. The Exchange and Note
                ----------------------------------------
Modification Agreement shall have been duly executed and delivered by the Company.

          5.11  Amended Note. The Amended Note shall have been duly executed and
                ------------
delivered by the Company.

ARTICLE 6.      CONDITIONS TO OBLIGATIONS OF THE COMPANY
----------      ----------------------------------------

          The obligations of the Company to perform this Agreement are subject to the satisfaction of the following conditions unless waived by the Company:

          6.1   Representations. The representations made by Purchaser in
                ---------------
Section 4 hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date.

          6.2   Legality. At the time of Closing the sale of the Shares to the
                --------
Purchaser shall be legally permitted by all laws and regulations to which the Purchaser and the Company are subject.

          6.3 Acceptance by Counsel to the Company. The form and substance of
              ------------------------------------
all legal matters contemplated herein and of all papers delivered hereunder shall be acceptable to counsel to the Company.

ARTICLE 7.    EFFECTIVE TIME AND SURVIVAL OF REPRESENTATIONS AND
----------    --------------------------------------------------
              WARRANTIES; INDEMNIFICATION, ETC.
              ---------------------------------

          7.1 Effective Time of Representations and Warranties. Except as
              ------------------------------------------------
otherwise stated the representations and warranties of the Company contained herein are deemed to be given and effective prior to giving effect to the purchase by the Company of assets of CSI and CRT pursuant to the CSI Asset Purchase Agreement and the CRT Asset Purchase Agreement and the transactions related thereto.

          7.2 Survival. All representations and warranties made by any party to
              --------
this Agreement, including, without limitation, all representations and warranties made on any Schedule or Exhibit attached hereto or document delivered hereunder, shall survive the Closing and the consummation of the transactions contemplated hereby.

          7.3 Company's Agreement to Indemnify. The Company hereby agrees to
              --------------------------------
indemnify and save the Purchaser harmless from and against, for and in respect of, any and all damages, losses, obligations, liabilities, claims, actions or causes of action, encumbrances, costs, and expenses (including, without limitation, reasonable attorneys' fees) arising from the untruth, inaccuracy or breach or nonfulfillment of any representation, warranty, covenant or agreement of the Company, contained in or made pursuant to this Agreement, including any Exhibit or Schedule attached hereto or certificate delivered hereunder.

          7.4 Rescission. Notwithstanding anything else herein contained, in the
              ----------
event that the transactions contemplatd by both the CSI Asset Purchase Agreement and the CRT Asset Purchase Agreement have not closed within 30 days after the Closing of the transactions contemplated by this Agreement, the Purchaser shall be entitled, at its option exercisable by written notice delivered to the Company within 10 days after the expiration of such 30 day period, to rescind this Agreement and direct the Company to refund the Purchase Price (plus interest thereon calculated from the date of this Agreement to the date of the making of the refund at the publicly announced interest rate of the Morgan Guaranty Trust Company of New York in effect from time to time during such period), in exchange for delivery by Purchaser to the Company of the Certificates representing the Shares. Any rescission under this Section 7.4 shall not affect in any way the transactions contemplated by the Exchange Agreement.

ARTICLE 8.    RESTRICTION ON TRANSFERABILITY
----------    ------------------------------

          8.1 Restriction; Procedure for Transfer. The Shares shall not be
              -----------------------------------
transferable except upon the conditions specified in this Section 8, which conditions are intended to ensure compliance with the Securities Act of 1933, as amended and applicable state securities laws.

          8.2 Notice of Proposed Transfer. Prior to any proposed transfer of any
              ---------------------------
of the Shares (other than a transfer pursuant to registration under the Act), the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied by a written opinion of legal counsel who shall be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transfer of the Shares may be effected without registration under the Act.

ARTICLE 9.    REGISTRATION UNDER SECURITIES ACT, ETC.
----------    --------------------------------------

          9.1 Registration on Request.
              -----------------------

          (a) Request. At any time or from time to time on the earlier of (x)
              -------
     December 21, 1995 or (y) the occurrence of an Initial Public Offering, upon the written request of one or more Initiating Holders, requesting that the Company effect the registration under the Securities Act of all or part of such Initiating Holders' Registrable Securities and specifying the intended method of disposition thereof, the Company will promptly give written notice of such requested registration to all holders of Registrable Securities, and thereupon the Company will use its best efforts to effect the registration under the Securities Act of

               (i) the Registrable Securities which the Company has been so requested to register by such Initiating Holders for disposition in accordance with the intended method of disposition stated in such request, and

               (ii) all other Registrable Securities the holders of which shall have made a written request to the Company for registration thereof within 30 days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities), and

               (iii) subject to the priority provisions of section 9.1(f), all shares of Common Stock which the Company may elect to register in connection with the offering of Registrable Securities pursuant to this Section 9.1; and

               (iv) subject to the priority provisions of section 9.1(f), shares of Common Stock held by other Persons having registration rights.

     all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities and the additional shares of Common Stock, if any so to be registered, provided that the provisions of this section 9.1(a) shall not require the Company to effect more than two registrations of Registrable Securities. The registration rights granted in this Agreement are intended to be coincident with the registration rights granted to the holders of the Warrants. In no event, however, shall the total number of registrations which the Company is required to effect on request hereunder and under the Warrants exceed two.

          (b) Registration Statement Form. Registrations under this Section 9.1
              ---------------------------
     shall be on such appropriate registration form of the Commission (i) as
                                                                       -
     shall be selected by the Company and, as shall be reasonably acceptable to the holders of more than 50% (by number of shares) of the Registrable Securities so to be registered and (ii) as shall permit the disposition of
                                         --
     such Registrable Securities in accordance with the intended method or methods of disposition specified in their request for such registration. The Company agrees to include in any such registration statement all information which holders of Registrable Securities being registered shall reasonably request.

          (c) Expenses. The Company will pay all Registration Expenses in
              --------
     connection with the first registration requested pursuant to this section
     9.1 and the holders will pay all Registration Expenses in connection with the second registration pursuant to this section 9.1. Registration Expenses (and underwriting discounts and commissions and transfer taxes, if any) in connection with the second registration statement shall be allocated pro rata among all Persons on whose behalf securities of the Company are included in such registration, on the basis of the respective amounts of the securities then being registered on their behalf.

          (d) Effective Registration Statement. A registration requested
              --------------------------------
     pursuant to this section 9.1 shall not be deemed to have been effected (i)
                                                                             -
     unless a registration statement with respect thereto has become effective, provided that a registration which does not become effective after the
     --------
     Company has filed a registration statement with respect thereto solely by reason of the refusal to proceed of the Initiating Holders (other than a refusal to proceed based upon the advice of counsel relating to a matter with respect to the Company) shall be deemed to have been effected by the Company at the request of such Initiating Holders unless the Initiating Holders shall have elected to pay all Registration Expenses in connection with such registration, (ii) if, after it has become effective, such
                               --
      registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, or (iii) the conditions to closing specified in the
                                ---
      purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than by reason of some act or omission by such Initiating Holders.

          (e) Selection of Underwriters. If a requested registration pursuant to
              -------------------------
     this section 9.1 involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the holders of at least a majority (by number of shares) of the Registrable Securities as to which registration has been requested and shall be acceptable to the Company, which shall not unreasonably withhold its acceptance of such underwriters.

          (f) Priority in Requested Registrations. If a requested registration
              -----------------------------------
     pursuant to this section 9.1 involves an underwritten offering, and the managing underwriter shall advise the Company in writing (with a copy to each holder of Registrable Securities requesting registration) that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering within a price range acceptable to the holders of a majority of the Registrable Securities requested to be included in such registration, the Company will include in such registration to the extent of the number which the Company is so advised can be sold in such offering, (i) first Registrable
                                                  -
     Securities requested to be included in such registration, pro rata among the holders thereof requesting such securities requested to be included by such holders and (ii) second, securities the Company proposes to sell and
                       --
     other securities of the Company included in such registration by the holders thereof.

          9.2 Incidental Registration.
              -----------------------

          (a) Right to Include Registrable Securities. If the Company at any
              ---------------------------------------
     time proposes to register any of its securities under the Securities Act (other than by a registration on Form

     S-4 or S-8, or any successor or similar forms and other than pursuant to section 9.1), whether or not for sale for its own account, it will each such time give prompt written notice to all holders of Registrable Securities of its intention to do so and of such holders' rights under this section 9.2. Upon the written request of any such holder made within 30 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities which the Company proposes to register, provided that if, at any
                                                        --------
     time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i)
                                                                             -
     in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any holder or holders of Registrable Securities entitled to do so to request that such registration be effected as a registration under section 9.1, and
     (ii) in the case of a determination to delay registering, shall be
      --
     permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this section 9.2 shall relieve the Company of its obligation to effect any registration upon request under section 9.1. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this section 9.2.

          (b) Priority in Incidental Registrations. If (i) a registration
              ------------------------------------      -
     pursuant to this section 9.2 involves an underwritten offering of the securities so being registered, whether or not for sale for the account of the Company, to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction, (ii) the Registrable Securities so
                                          --
     requested to be registered for sale for the
     account of holders of Registrable Securities are not also to be included in such underwritten offering (either because the Company has not been requested so to include such Registrable Securities pursuant to section 9.4(b) or, if requested to do so, is not obligated to do so under section 9.4(b), and (iii) the managing underwriter of such underwritten offering
                  ---
     shall inform the Company and holders of the Registrable Securities requesting such registration by letter of its belief that the distribution of all or a specified number of such Registrable Securities concurrently with the securities being distributed by such underwriters would interfere with the successful marketing of the securities being distributed by such underwriters (such writing to state the basis of such belief and the approximate number of such Registrable Securities which may be distributed without such effect), then the Company may, upon written notice to all holders of such Registrable Securities, reduce pro rata (if and to the extent stated by such managing underwriter to be necessary to eliminate such effect) the number of such Registrable Securities so that the resultant aggregate number of such registrable Securities so included in such registration shall be equal to the number of shares stated in such managing underwriter's letter.

          9.3 Registration Procedures. If and whenever the Company is required
              -----------------------
to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in sections 9.1 and 9.2 the Company shall, as expeditiously as possible:

          (i) prepare and (within 90 days after the end of the period within which requests for registration may be given to the Company or in any event as soon thereafter as possible) file with the Commission the requisite registration statement to effect such registration (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) and thereafter use its reasonable best efforts to cause such registration statement to become and remain effective for the time period required by this Agreement, provided, that before filing such registration statement or any amendments thereto the Company will furnish to the counsel selected by the holders of Registrable Securities which are to be included in such registration copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel;

          (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or (i) in the case of a registration
                                        -
     pursuant to section 9.1, the expiration of 180 days after such registration statement becomes effective, or (ii) in the case of a registration pursuant
                                      --
     to section 9.2, the expiration of 90 days after such registration statement becomes effective, it being understood that following the expiration of the relevant time period, the Company shall have no further obligation to maintain the effectiveness of such registration statement;

          (iii) furnish to each seller of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller;

          (iv) use its reasonable best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities laws or blue sky laws of such jurisdictions as any seller thereof and any underwriter of the securities being sold by such seller shall reasonably request, to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller and underwriter to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified, or to consent to general service of process in any such jurisdiction;

          (v) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

          (vi) furnish to each seller of Registrable Securities a signed counterpart, addressed to such seller (and the underwriters, if any) of

         (x) an opinion of counsel for the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such seller, and

         (y) a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial matters, and, in the case of the legal opinion, such other legal matters, as such seller (or the underwriters, if any) may reasonably request;

          (vii) notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating to a registered offering thereof is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller promptly prepare and furnish to such seller and each underwriter, if any, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

         (viii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and will furnish to each such seller at least five business days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any thereof to which any such seller shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

           (ix) enter into such agreements and take such other actions as sellers of such Registrable Securities holding 51% of the shares so to be sold shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

            (x) use its reasonable best efforts to list all equity securities covered by such registration statement on any securities exchange on which any of the equity securities are then listed.

The Company may require each seller of Registrable Securities as to which any registration is being, effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

          Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in subdivision (vii) of this section 9.3, such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision
(vii) of this section 9.3 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the periods mentioned in paragraph
(ii) of this section 9.3 shall be extended by the length of the period from and including the date when each seller of any Registrable Securities covered by such registration statement shall have received such notice to the date on which each such seller has received the copies of the supplemented or amended prospectus contemplated by paragraph (vii) of this section 9.3.

          If any such registration or comparable statement refers to any holder of Registrable Securities by name or otherwise as the holder of any securities of the Company then such holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such holder, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar federal statute or the rules and regulations promulgated thereunder then in force, the deletion of the reference to such holder.

          9.4 Underwritten Offerings.
              ----------------------

          (a) Requested Underwritten Offerings. If requested by the underwriters
              --------------------------------
for any underwritten offering by holders of Registrable Securities pursuant to a registration requested under section 9.1, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be satisfactory in substance and form to the Company, each such holder and the underwriters, and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in section 9.7. The holders of the Registrable Securities will cooperate with the Company in the negotiation of the underwriting agreement and will give consideration to the reasonable suggestions of the Company regarding the form thereof, provided that nothing herein contained shall diminish the
                  --------
foregoing obligations of the Company. The holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. Any such holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law.

          (b) Incidental Underwritten Offerings. If the Company at any time
              ---------------------------------
proposes to register any of its securities under the Securities Act as contemplated by section 9.2 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any holder of Registrable Securities as provided in section 9.2 and subject to the provisions of section 9.2(b), use its best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters, provided that if the managing underwriter of such underwritten offering shall
--------
inform the holders of the Registrable Securities requesting such registration and the holders of any other shares or securities which shall have exercised, in respect of such underwritten offering, registration rights comparable to the rights under section 9.2 by letter of its belief that inclusion in such underwritten distribution of all or a specified number of such Registrable Securities or of such other shares or securities so requested to be included would interfere with the successful marketing of the securities (other than such Registrable Securities and other shares or securities so requested to be included) by the underwriters (such writing to state the basis of such belief and approximate number of such Registrable Securities and shares or other securities so requested to be included which may be included in such underwritten offering without such effect), then the Company may, upon written notice to all holders of such Registrable Securities and of such other shares or securities so requested to be included, exclude pro rata from such underwritten offering (if and to the extent stated by such managing underwriter to be necessary to eliminate such effect) the number of such Registrable Securities and shares or such other securities so requested to be included the registration of which shall have been requested by each holder of Registrable Securities and by the holders of such other securities, so that the resultant aggregate number of such Registrable Securities and of such other shares or securities so requested to be included which are included in such underwritten offering shall be equal to the approximate number of shares stated in such managing underwriter's letter. The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. Any such holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law.

          (c) Holdback Agreements.
              -------------------

          (i) Each holder of Registrable Securities agrees by acquisition of such Registrable Securities, if so required by the managing underwriter, not to effect any public sale or distribution of any equity securities of the Company, during the seven days prior to and the 90 days after any underwritten registration pursuant to section 9.1 or 9.2 has become effective, except as part of such underwritten registration, whether or not such holder participates in such registration.

          (ii) The Company agrees (x) if so required by the managing underwriter not to effect any public sale or distribution of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the seven days prior to and the 90 days after any underwritten registration pursuant to section 9.1 or 9.2 has become effective, except as part of such underwritten registration and except pursuant to registrations on Form S-4 and S-8, or any successor or similar forms thereto, and (y) to cause each holder of its equity securities or any securities convertible into or exchangeable or exercisable for any of such securities, in each case purchased from the Company at any time after the date of this Agreement (other than in a public offering) to agree not to effect any such public sale or distribution of such securities during such period.

          9.5 Preparation; Reasonable Investigation. In connection with the
              -------------------------------------
preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the holders of Registrable Securities registered under such registration statement, their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

          9.6 Indemnification.
              ---------------

          (a) Indemnification by the Company. In the event of any registration
              ------------------------------
of any securities of the Company under the Securities Act pursuant to this
Section 9, the Company will indemnify and hold harmless the holder of any Registrable Securities covered by such registration statement, its directors, officers, agents, employees, general partners, limited partners, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such holder or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such holder or Requesting Holder or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such holder or Requesting Holder or any such director, officer, agent, employee, general partner, limited partner or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder, and each such director, officer, agent, employee, general partner, limited partner, underwriter and controlling person for any reasonable legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that
                                                                 --------
the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such holder specifically stating that it is for use in the preparation thereof and, provided
                                                                        --------
further that the Company shall not be liable to any Person who participates as
-------
an underwriter, in the offering or sale of Registrable Securities or to any other Person who participates as an underwriter, in the offering or sale of Registrable Securities or to any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the Securities Act to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or such Requesting Holder or any such director, officer, agent, employee, general partner, limited partner, underwriter or controlling person and shall survive the transfer of such securities by such holder.

          (b) Indemnification by the Sellers. In the event of any registration
              ------------------------------
of Registrable Securities under the Securities Act pursuant to this Section 9, each seller of Registrable Securities will (severally and not jointly) indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this section 9.6) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such seller.

          (c) Notices of Claims, etc. Promptly after receipt by an indemnified
              ----------------------
party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this section 9.6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice
             --------
as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this section 9.6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

          (d) Other Indemnification. Indemnification similar to that specified
              ---------------------
in the preceding subdivisions of this section 9.6 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the Securities Act.

          (e) Indemnification Payments. The indemnification required by this
              ------------------------
section 9.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

          (f) Contribution. If for any reason the indemnification provided for
              ------------
in the preceding paragraphs of this Section 9 is unavailable to an indemnified party or is insufficient to hold it harmless as contemplated by the preceding clauses (a) and (b), then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such, claim, damage, liability or expense in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and indemnifying party in connection with the actions which resulted in such loss, claim, damage, liability or expense, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9(f) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. No holder of Registrable Securities shall be required to contribute in an amount greater than the dollar amount of proceeds received by such holder with respect to the sale of such holder's Registrable Securities.

ARTICLE 10. DEFINITIONS
----------- -----------

          As used herein, unless the context otherwise requires, the following terms have the following meanings:

          Affiliate: With respect to the Company and its Subsidiaries, (a) any
          ---------
Person (other than the Company or another of its Subsidiaries) which, directly or indirectly, is in Control of, is Controlled by, or is under common Control with, the Company, or (b) any Person who is a director, officer or beneficial owner of at least 10% of the common equity (i) of the Company, (ii) of any Subsidiary of the Company or (iii) of any Person described in clause (a) above other than a Subsidiary of the Company. "Affiliate" shall include Mr. Gary R. Martino, Mr. andrei Poludnewycz, Mr. Albert R. Subbloie and the Partnership and any Person which is, directly or indirectly, controlled by any of the foregoing. "Affiliate" shall not include Wand/IMA Investments, L.P. or any of its partners.

          Base Warrant: The Common Stock Purchase Warrant, dated December 21,
          ------------
1990, No. W-1, issued by the Company to the Purchaser, initially covering 16,667 shares of Common Stock.

          Business Day: Any day other than a Saturday or a Sunday or a day on
          ------------
which commercial banking institutions in the City of New York or the State of Connecticut are authorized by law to be closed. Any reference to "days" (unless Business Days are specified) shall mean calendar days.

          Commission: The Securities and Exchange Commission or any other
          ----------
federal agency at the time administering the Securities Act.

          Common Stock: As defined in Section 1.1 hereof, such term to include
          ------------
any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock, and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

          Company: As defined in the introduction to this Agreement, such term
          -------
to include any corporation which shall succeed to or assume the obligations of the Company hereunder.

          Control: The possession, directly or indirectly, of the power, whether
          -------
or not exercised, to direct or cause the direction of the management or policies of any Person, whether through the ownership of voting securities, by contract, or otherwise; "Controlling" and "Controlled" shall have meanings correlative to the foregoing.

          Copyrights: Registered or unregistered United States or foreign
          ----------
copyrights (including but not limited to copyrights in computer programs, related documentation, and data bases) and United States and foreign copyright registrations, and applications for registration and all renewals and extensions thereof.

          Exchange Act: The Securities Exchange Act of 1934, or any similar
          ------------
federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          Governmental Authority: Any nation or government, any state or other
          ----------------------
political subdivision thereof any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          Initial Public Offering: An Initial Public Offering shall mean the
          -----------------------
first time a registration statement filed under the Securities Act with the Securities Exchange Commission (other than a registration statement on Form S-8, or any successor form thereto, with respect to the issuance of Common Stock (or securities convertible into or exchangeable for Common Stock or rights to acquire Common Stock) granted or to be granted to employees, officers or directors of the Company pursuant to any employee stock option plan, unless as a result thereof the Company would be required to file reports with respect to any of its equity securities with the Securities Exchange Commission) respecting an offering, whether primary or secondary, of Common Stock is declared effective by the Securities Exchange Commission.

          Initiating Holders: Any holder or holders of Registrable Securities
          ------------------
holding at 66 2/3% of the Registrable Securities (by number of shares or, in the case of any debt securities which may be Other Securities, 66 2/3% of the outstanding principal amount of such securities) and initiating a request pursuant to section 9.1 for the registration of all or part of such holder's or holders' Registrable Securities.

          Intellectual Property Rights: All Trademarks, Patents, Copyrights and
          ----------------------------
Technical Information.

          Know-How and Technical Information: Data, plans, trade secrets,
          ----------------------------------
technologies, processes, specifications, know-how, operating experience and information (business, economic and technical) relating to the foregoing.

          NASD: The National Association of Securities Dealers, Inc.
          ----

          New Warrant: The Common Stock Purchase Warrant, dated October 29,
          -----------
1991, No. W-1, issued by the Company to the Purchaser, initially covering 14,812 shares of Common Stock.

          Note Purchase Agreement: The Note and Warrant Purchase Agreement,
          -----------------------
dated December 21, 1990, between the Company and the Purchaser.

          Notes: The Company's Senior Subordinated Notes issued pursuant to the
          -----
Note and Warrant Purchase Agreement.

          Other Securities: Any stock (other than Common Stock) and other
          ----------------
securities of the Company or any other Person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to
Section 3 of the Warrants.

          Patents: United States and foreign patents and patent applications,
          -------
certificates of invention, utility models, and all renewals, extensions, reissues, divisions, continuations and continuations-in-part thereof.

          Person: An individual, a partnership, a joint venture, a corporation,
          ------
a trust, an unincorporated organization, an association or any other entity or a government or any department or agency thereof.

          Purchaser: Wand/IMA Investments, L.P., a Delaware limited partnership.
          ---------

          Registrable Securities: (a) any shares of Common Stock or Other
          ----------------------
Securities issued or issuable upon exercise of the

Warrants; (b) the shares of Common Stock purchased pursuant to this Agreement;
(c) the shares of Common Stock issued to Purchaser pursuant to a Stock Purchase Agreement, dated September 4, 1991; and (d) any securities issued or issuable with respect to any securities referred to in the foregoing subdivisions by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued such certificates shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been distributed to the public pursuant to Rule 144 (or any successor or similar provision) under the Securities Act, (c) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them immediately thereafter shall not require registration or qualification of them (other than by the issuer, an underwriter or an affiliate [as such term is defined in the Securities Act and the regulations promulgated thereunder] of the issuer) under the Securities Act or any similar state law then in force, or (d) they shall have ceased to be outstanding.

          Registration Expenses: All expenses incident to the Company's
          ---------------------
performance of or compliance with Section 9, including, without limitation, all registration, filing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, the reasonable fees and disbursements of any counsel and accountants retained by the holder or holders of more than 51% of the Registrable Securities being registered, premiums and other costs of policies of insurance (if any) against liabilities arising out of the public offering of the Registrable Securities being registered or officers and directors insurance and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any.

          Securities Act: The Securities Act of 1933, or any similar federal
          --------------
statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          Subsidiary: With respect to any Person, any corporation with respect
          ----------
to which more than 50% of the outstanding shares of stock of each class having ordinary voting power (other than stock having such power only by reason of the happening of a contingency) is at the time owned by such Person or by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

          Trademarks: All registered and unregistered trademarks, service marks,
          ----------
corporate names, tradenames, logos, designs, product or business identifiers and trade dress together, in each case, with the good will of the business symbolized thereby, and United States, state and foreign trademark or servicemark registrations or applications for registration and all amendments, renewals and extensions thereof.

          Transfer: Any sale, assignment, pledge or other disposition of any
          --------
security, or of any interest therein, which could constitute a "sale" as that term is defined in section 2(3) of the Securities Act.

          Warrants: The Base Warrant, the New Warrant, the Additional Warrant,
          --------
the Common Stock Purchase Warrant, dated December 21, 1990, No. W-3, issued by the Company to Thomas F. Hill, initially covering 2,381 shares of Common Stock and any warrants issued in substitution therefor.

ARTICLE 11. MISCELLANEOUS
----------- -------------

          11.1 Effect on Warrants. The Purchaser is the holder of certain
               ------------------
Warrants (as such term is defined in Article 10 hereof). The Warrants contain certain anti-dilution provisions which provide for an increase in the number of shares of Common Stock covered by the Warrants or a decrease in the Warrant exercise price upon the happening of certain events. The Purchaser agrees that the issuance of the Shares by the Company pursuant to this Agreement will not result in any change in the number of shares of Common Stock covered by the Warrants or in the exercise price per share contained in the Warrants and hereby irrevocably waives any rights it or any subsequent holder of the Warrants may have under the anti-dilution provisions of such Warrants as a result of the issuance of the Shares pursuant to this Agreement.

          11.2 Expenses. Whether or not the transactions contemplated by this
               --------
Agreement shall be consummated, the Company will pay on demand all expenses in connection with such transactions and in connection with any amendments or waivers (whether or not the same become effective) under or in respect of this Agreement and the transactions contemplated hereby, including, without limitation: (a) the cost and expenses of printing or reproducing this Agreement, the Exchange Agreement, the New Warrant, the Additional Warrant and the Amended Note, of furnishing all opinions of counsel for the Company (including any opinions reasonably requested by Purchaser's special counsel as to any legal matter arising hereunder) and all certificates on behalf of the Company, and of the Company's performance of and compliance with all agreements and conditions contained herein and therein to be performed or complied with by it; (b) the cost of delivering to your principal office, insured to your satisfaction, the Shares; (c) the fees, expenses and disbursements of your special counsel in connection with such transactions (in an amount not to exceed $15,000), any such amendments or waivers and in connection with or arising out of any litigation, investigation or proceeding instituted by any Governmental Agency or any other Person with respect to this Agreement, or any other agreements contemplated hereby or thereby or the transactions contemplated hereby or thereby and requiring your participation or involvement; and (d) the out-of-pocket expenses incurred by you in connection with such transactions, any such amendments or waivers and in connection with any such litigation, investigation or proceeding. The Company also will pay, and will save you and each holder of any Shares harmless from (i) all claims in respect of the fees, if any, of brokers and finders acting on behalf of the Company, and (ii) any and all liabilities with respect to any taxes (including interest and penalties) which may be payable in respect of the execution and delivery of this Agreement, any amendment or waiver under or in respect of this Agreement, (other than normal federal income taxes imposed on a holder of Shares or any share of Common Stock issued upon exercise of Warrants in respect of interest or dividends received) or in respect of any determination by the Internal Revenue Service to set aside or fail to recognize the Company's S corporation election.

          11.3 Indemnification. The Company agrees to indemnify and hold
               ---------------
harmless Purchaser and Purchaser's Affiliates and respective directors, officers, general partners, limited partners, employees, agents and controlling Persons thereof (each such Person being an "Indemnified Party") from and against any and all losses, claims, damages and liabilities, joint or several, to which such Indemnified Party may become subject under any applicable law or otherwise relating to or arising out of the transactions contemplated by this Agreements or the execution, delivery, enforcement and performance of this Agreement and any other documents in any way related to the transactions contemplated by this Agreement and the performance by Purchaser or Purchaser's Affiliates of the services contemplated hereby and thereby, and will reimburse any Indemnified Party for all expenses (including reasonable counsel fees and expenses) as they are incurred in connection with the investigation of, preparation for or defense of any pending or threatened claim or any action or proceeding arising therefrom, whether or not such Indemnified Party is a party thereto. The Company will not be liable under the foregoing indemnification provision to the extent that any loss, claim, damage, liability or expense is found to have resulted primarily from the bad faith, willful misconduct or gross negligence of Purchaser as determined by a final judgment of a court of competent jurisdiction. The agreements in this section 11.3 shall survive the execution and delivery of this Agreement, the purchase of the Shares by Purchaser under this Agreement and any disposition of any shares of Common Stock issued upon exercise of any Warrants.

          11.4 Amendment, Modification and Waiver. This Agreement shall not be
               ----------------------------------
altered or otherwise amended except pursuant to an instrument in writing signed by the Purchaser and the Company, and any obligation owed to a party under this Agreement may only be waived in a writing signed by such party. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

          11.5 Expenses; Transfer Taxes, Etc. All fees, costs and expenses
               -----------------------------
incurred by the Company in connection with, relating to or arising out of the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby shall be borne by the Company. The Company shall pay all sales, use and excise taxes and all registration, recording or transfer taxes which may be payable in connection with the transactions contemplated by this Agreement.

          11.6 Binding Effect; Benefits; Parties in Interest. This Agreement
               ---------------------------------------------
shall be binding upon, inure to the benefit of, and be enforceable by, the respective successors, assigns, heirs and legal representatives of the parties hereto; provided, however, that this Agreement shall not be assignable by the Company or the Purchaser without the prior written consent of the other.

          11.7 Entire Agreement. This Agreement (including the Schedules
               ----------------
attached hereto), and the other writings referred to herein or delivered pursuant hereto contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings with respect to such subject matter.

          11.8 Headings. The section and paragraph headings contained in this
               --------
Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          11.9 Notices. All notices, claims, certificates, requests, demands and
               -------
other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand, mailed (by first-class mail, postage prepaid), transmitted by telex or telecopier or sent by air courier guaranteeing overnight delivery as follows:

          If to the Company, to:

              Information Management Associates, Inc.
              6527 Main Street
              Trumbull, CT 06611
              Attn: Mr. Gary R. Martino

          With a copy to:

              Thomas L. Fairfield, Esq.
              LeBoeuf, Lamb, Leiby & MacRae
              CityPlace II
              Hartford, CT  06103

          If to the Purchaser, to:

              WAND/IMA Investments, L.P.
              c/o Wand Partners, Inc.
              30 Rockefeller Plaza
              Suite 3226
              New York, NY  10112
              Attn:  Mr. David J. Callard

          With a copy to:

              Nancy L. Henry, Esq.
              Skadden, Arps, Slate, Meagher & Flom
              919 Third Avenue
              New York, NY  10022

or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. Any such communication shall be deemed to have been given, in the case of personal delivery, on the date of delivery and in the case of mailing five (5) days after such mailing.

          11.10 Counterparts. This Agreement may be executed in any number of
                ------------
counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

          11.11 Governing Law. This Agreement shall be governed by and construed
                -------------
in accordance with the laws of the State of Connecticut.

          11.12 Gender. Any reference to the masculine gender shall be deemed to
                ------
include the feminine and neuter genders unless the context otherwise requires.


                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered on the date first above written.

                                      THE COMPANY:

                                      INFORMATION MANAGEMENT
                                      ASSOCIATES, INC.


                                      By: /s/Albert R. Subbloie
                                         --------------------------------
                                         Albert R. Subbloie
                                         President

                                      THE PURCHASER:

                                      WAND/IMA Investments, L.P.
                                      By: Wand Partners Inc., as General Partner


                                      By: /s/ David J. Callard
                                         --------------------------------
                                         David J. Callard
                                         President